Exhibit 10.17
FIRST AMENDMENT TO LOAN AGREEMENT
AND OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS
     THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS (this “Amendment”) is made and entered into as of June 30, 2006, by and among each of the entities that is a signatory hereto identified under the caption “BORROWERS” on the signature pages hereof (individually, a “Borrower” and, collectively, the “Borrowers”); each of the lenders that is a signatory hereto identified under the caption “LENDERS” on the signature pages hereof and each lender that becomes a “Lender” hereunder after the date hereof (individually, a “Lender” and, collectively, the “Lenders”); and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).
RECITALS
     WHEREAS, Borrowers, Administrative Agent, and the Lenders are parties to a Loan Agreement dated as of November 30, 2005 (said Loan Agreement, as amended, modified and supplemented hereby and as the same may be amended, modified and supplemented and in effect from time to time in the future, being herein called the “Loan Agreement”), which Loan Agreement provides, among other things, for Loans to be made by the Lenders to Borrowers in an aggregate principal amount not exceeding $391,000,000 upon and subject to the terms and conditions set forth therein; and
     WHEREAS, the Borrowers, the Lenders and Administrative Agent desire to amend the Loan Agreement as more fully set forth herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, conditions and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent, and the Lenders agree as follows:
     1. Definitions. Except as otherwise herein expressly provided, all capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.
     2. Increased Loan Amount. Subject to the terms and conditions of this Amendment, the Lenders hereby agree to increase the total Commitments by the amount of $20,000,000, to a total aggregate principal amount of the Commitments not to exceed $411,000,000.
     3. Modifications to Loan Documents. The Loan Agreement and the other Loan Documents are hereby amended, modified and supplemented as follows:

A. Definitions.
     (i) The following definitions in the Loan Agreement are hereby amended and restated in their entirety as follows:
“‘Alternate Base Rate’ means (a) with respect to the Note C Loans, for any day, a rate per annum equal to the Prime Rate in effect for such day plus one and eight tenths percent (1.8%) per annum and (b) with respect to Note D Loans, for any day, a rate per annum equal to the Prime Rate in effect for such day plus six and two tenths percent (6.2%) per annum.”
“‘Alternate Base Rate Loans’ means the Note C Loans and/or the Note D Loans that bear interest at rates based upon the Alternate Base Rate.”
“‘Cash Flow Sweep Event’ means, at any time (a) during the first Loan Year (i) Cash on Cash Return is less than six and six-tenths percent (6.60%) or (ii) Debt Service Coverage is less than 1.03:1; (b) during the second Loan Year (i) Cash on Cash Return is less than seven and one-tenths percent (7.10%) or (ii) Debt Service Coverage is less than 1.05:1; (c) during the third Loan Year (i) Cash on Cash Return is less than seven and three-quarters percent (7.75%) or (ii) Debt Service Coverage is less than 1.10:1; (d) during the fourth Loan Year (i) Cash on Cash Return is less than eight and one-half of one-tenth percent (8.05%) or (ii) Debt Service Coverage is less than 1.15:1, or (e) during the fifth Loan Year (i) Cash on Cash Return is less than eight and thirty-five one hundredths percent (8.35%) or (ii) Debt Service Coverage is less than 1.17:1. For purposes of determining a Cash Flow Sweep Event, in determining the Cash on Cash Return and the Debt Service Coverage Ratio Net Operating Income shall be increased by the amount of funds in the Note D Debt Service Reserve.”
“‘Cash Sweep Release’ means, at any time after the occurrence of a Cash Flow Sweep Event, that the Cash on Cash Return and Debt Service Coverage Ratio is equal to the greater of (a) (i) Cash on Cash Return of at least seven percent (7.0%) and (ii) Debt Service Coverage of at least 1.05:1, and (b) the levels identified for the applicable Loan Year in the definition of Cash Flow Sweep Event for a period of at least six (6) consecutive months.”
“‘Commitment’ means, as to each Lender, the obligation of such Lender to make Loans in the aggregate principal amount up to but not exceeding the amount set opposite the name of such Lender on Schedule 1 under the caption “Commitment” or, in the case of a Person that becomes a Lender pursuant to an assignment permitted under Section 12.27.2, as specified in the respective instrument of assignment pursuant to which such assignment is effected. The original aggregate principal amount of the Commitments is $411,000,000.00.”

“‘Contract Rate’ means, (a) with respect to the Note A Loans, the Note A Interest Rate, (b) with respect to the Note B Loans, the Note B Interest Rate, (c) with respect to the Note C Loans, the Note C Interest Rate, and (d) with respect to the Note D Loans, the Note D Interest Rate.”
“‘Guarantors’ means the Persons, if any, executing a Guaranty, including Borrowers and, with respect to the Carve-out Guaranty only, Tarragon and William S. Friedman.”
“‘Libor-based Loans’ means Loans evidenced by Note C and/or Loans evidenced by Note D that bear interest at rates based on rates referred to in the definition of ‘Libor-based Rate.’”
“‘Libor-based Rate’ means the U.S. Dollar rate (rounded upward to the nearest one-one hundredth of one percent) listed on page 3750 (i.e., the Libor page) of the Telerate News Services titled “British Banker Association Interest Settlement Rates” for a designated maturity of one (1) month determined as of 11:00 a.m. London Time on the second (2nd) full Eurodollar Business Day next preceding the first day of each month with respect to which interest is payable under (a) the Loans attributable to Note C or (b) the Loans attributable to Note D (unless such date is not a Business Day in which event the next succeeding Business Day will be used). If the Telerate News Services (i) publishes more than one (1) such Libor-based Rate, the average of such rates shall apply, or (ii) ceases to publish the Libor-based Rate, then the Libor-based Rate shall be determined from such substitute financial reporting service as Lender in its discretion, shall determine. “Eurodollar Business Day” means any day on which banks in the City of London are generally open for interbank or foreign exchange transactions.”
“‘Loans’ means, collectively, the Note A and Note B Loans, the Note C Loans and the Note D Loans made by the Lenders to Borrowers under this Agreement, and all other amounts secured by the Loan Documents.”
“‘Maximum Loan Amount’ means the amount of Four Hundred Eleven Million Dollars and No/100s ($411,000,000).”
“‘Notes’ means collectively, each Note A, each Note B and each Note C dated as of November 30, 2005 and each Note D dated as of June 30, 2006, as provided for in Section 2.1.4, and all promissory notes delivered in substitution or exchange therefor, in each case as the same may be consolidated, replaced, severed, modified, amended or extended from time to time.”
     (ii) The following new definitions are hereby added to the Loan Agreement as follows:
“‘Account Collateral’ has the meaning assigned in Section 3.2.3.”

“‘Lockbox Account’ has the meaning assigned in Section 3.2.1.”
“‘Lockbox Agreement’ means each Lockbox Agreement by and among Borrower, Administrative Agent and the Lockbox Bank pertaining to a Lockbox Account, as same may be modified or amended from time to time. Each such Lockbox Agreement shall be substantially in the form of Exhibit C attached hereto, with such modifications thereto as Administrative Agent may approve.”
“‘Lockbox Bank’ means a depository institution insured by the Federal Deposit Insurance Corporation and otherwise reasonably acceptable to Administrative Agent.”
“‘Note D’ means, collectively, those certain notes or note denominated “Note D” dated as of June 30, 2006, executed by each Borrower to the order of the Lender named therein, in the aggregate original principal amount of $20,000,000, as the same may be consolidated, replaced, severed, modified, amended or extended from time to time. Each Note D shall constitute a “Note” for all purposes under the Loan Agreement and the other Loan Documents.”
“‘Note D Debt Service Reserve’ has the meaning assigned in Section 2.1.1(e).”
“‘Note D Interest Rate’ means, with respect to Loans evidenced by Note D, a rate of interest per annum equal to eight and nine-tenths percent (8.90%) in excess of the Libor-based Rate, provided however, that, subject to the provisions of Section 2.7, at such time that the Loans evidenced by Note D are Alternate Base Rate Loans, the interest rate for such Alternate Base Rate Loans shall be equal to the Alternate Base Rate (or, in each case, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate).”
“‘Note D Loans’ means the Loans made to Borrowers evidenced by Note D and bearing interest at the Note D Interest Rate.”
“‘Note D Lockout Period’ has the meaning assigned in Section 2.3.5(c).”
“‘Rent Deposit Obligation’ means the obligation of each Borrower and Manager to deposit all Rents into the Lockbox Accounts.”
     B. General. Section 2.1 of the Loan Agreement is hereby amended to read in its entirety as follows:
     “2.1 General. Each Lender severally agrees, on the terms and conditions of this Agreement, to make loans to Borrowers in Dollars in an aggregate principal amount up to but not exceeding the amount of the

Commitment of such Lender. The Loans shall be funded in one or more advances and repaid in accordance with this Agreement. Loans applicable to Note C and Loans applicable to Note D hereunder are distinguished by “Type.” The “Type” of a Loan refers to whether such Loan is an Alternate Base Rate Loan or a Libor-based Loan, each of which constitutes a Type.”
     C. Advances. Section 2.1.1(c) of the Loan Agreement is hereby amended to read in its entirety as follows:
     “(c) Initial Advance of Note D Loans. The initial advance of the Note D Loans, in the aggregate amount of up to $19,500,000.00, shall be made ratably by the Lenders to the Borrowers proportionately in accordance with the respective Allocated Loan Amounts of the Project(s) owned by each Borrower upon Borrowers’ satisfaction of the conditions to initial advance described in Schedule 2.1.”
     D. Additional Advances of Note A and Note B. Section 2.1.1(d) of the Loan Agreement is hereby amended to read in its entirety as follows:
     “(d) Additional Advances of Note A and Note B. In any of the first (1st), second (2nd), third (3rd) or fourth (4th) Loan Years, Borrowers shall be permitted to request (and, subject to the terms and conditions of this Section 2.1 and Borrowers’ satisfaction of the terms and conditions set forth in Parts B and C of Schedule 2.1 hereto, each of the Lenders severally agrees to advance its Applicable Percentage of up to two (2) additional advances of Note A Loans and Note B Loans per Loan Year (each such additional advance, an “Additional Advance”) in an aggregate principal amount, taking into account all Additional Advances under the Note A and Note B in such Loan Year and in all prior Loan Years, not to exceed Twenty Million Dollars ($20,000,000.00). Any such Additional Advance shall be made ratably to the Borrowers and allocated proportionally to Note A and Note B in accordance with the respective Allocated Loan Amounts for Note A and Note B for each Project each Project and shall be used (i) first, at all times while there is any balance on Note D, solely by Borrowers to pay down the principal balance of Note D, (ii) second, at all time while there is any balance on Note C, solely by Borrowers to pay down the principal balance of Note C, and (iii) third, provided that Note D and Note C have been paid in full, by Borrower for any business purpose, and in each case, shall be made in accordance with a written request of the Borrowers containing the Borrowers’ wire transfer instructions and the other information required by Schedule 2.1 (an “Additional Advance Request”). Without limiting the generality of the foregoing, each Lender’s obligation to fund its Applicable Percentage of any Additional Advance is subject to Administrative Agent’s verification, based upon audits of Net Operating Income for periods ending not more than sixty (60) days prior to the date of the proposed Additional Advance, of the then Net Operating Income, Debt Service Coverage and Cash on Cash Return. Upon verifying that Borrowers have satisfied or failed to satisfy the Additional Advance conditions set forth in Parts B and C of Schedule 2.1, Administrative Agent shall so notify the Borrowers and the Lenders and, if the Additional Advance conditions have been satisfied, the Lenders shall each make their respective Applicable Percentages of the requested Additional Advance available to the Borrowers on the date specified by Administrative Agent in such notice to the Borrowers and the Lenders, which date shall be the first Payment Date immediately following the date on which such notice is given. For the avoidance of doubt: (i) no Additional Advance may be used for any other purpose than (x) first, to repay the principal balance on Note D unless and until Note D has been repaid in full, and (y) second, to repay the principal balance on Note C, unless and until Note D and Note C have been repaid in full, and nothing in this Section 2.1.1(d) shall be construed as to permit the making of an Additional Advance for purposes of repaying all or any portion of Note D or Note C prior to the end of the Note D Lockout Period and the Note C Lockout Period, as applicable; (ii) in determining the amount of any Additional Advance hereunder, after Borrowers have satisfied all of the Additional Advance conditions set forth herein and in Parts B and C of Schedule 2.1, each Additional Advance by the Lenders hereunder shall be reduced by an amount equal to the reduction in the outstanding principal amount of the Loans attributed to the cumulative Acceleration Payment(s) on account of each Partial Release made pursuant to Section 3.9.1; and (iii) in no event shall the outstanding principal balance of the Loans hereunder at any time exceed the Maximum Loan Amount. Amounts borrowed hereunder and repaid may not be reborrowed.”
     E. Note D Debt Service Reserve. A new Section 2.1.1(e) of the Loan Agreement shall be added as follows:
     “(e) Note D Debt Service Reserve. Borrowers shall be permitted to request (and, subject to the terms and conditions of this Section 2.1 and Borrowers’ satisfaction of the terms and conditions set forth in Parts B and C of Schedule 2.1 hereto, each of the Lenders severally agrees to advance its Applicable Percentage of additional Note D Loans (each such additional advance, a “Debt Service Advance”) in an aggregate principal amount, taking into account all other Debt Service Advances in such Loan Year and in all prior Loan Years, not to exceed Five Hundred Thousand Dollars $500,000.00 (the “Note D Debt Service Reserve”). Any such Debt Service Advance shall be advanced from time to time (and, subject to the terms and conditions of this Section 2.1 and Borrowers’ satisfaction of the terms and conditions set forth in Parts B and C of Schedule 2.1 hereto, each of the Lenders severally agrees to advance its Applicable Percentage of such Debt Service Advance) for the purpose of making scheduled debt service payments on the Loans during periods in which there is insufficient Operating Revenues to cover such debt service payments. Provided no Potential Default or Event of Default exists and subject to satisfaction of the conditions set forth in Parts B and C of Schedule 2.1 prior to each such advance, the Lenders shall make Debt Service Advances as requested by Borrowers on a monthly basis within five (5) Business Days following receipt by Administrative Agent of a written request for such advance (in a form reasonably approved by Administrative Agent). Such request shall be executed by an authorized officer of Borrowers and shall certify, among other things, that there are insufficient Operating Revenues to pay the scheduled debt service payments for which such Debt Service Advance is being requested. In no event shall any such Debt Service Advance be in an amount in excess of the debt service payments on the Note D Loans then due hereunder, and in no event will the aggregate amount of all Debt Service Advances exceed $500,000.00. At such time as the Debt Service Coverage shall be at least 1.10:1 for a period of six (6) consecutive months, upon written request of Borrowers (and subject to the terms and conditions of this Section 2.1 and Borrowers’ satisfaction of the terms and conditions set forth in Parts B and C of Schedule 2.1 hereto), any portion of the Note D Debt Service Reserve which remains unfunded as of the date of such request shall be advanced to Borrowers. All Debt Service Advances shall be made ratably to the Borrowers and allocated proportionally to Note D in accordance with the respective Allocated Loan Amounts for Note D for each Project.”
     F. Amortization.
     (i) Section 2.3.3 of the Loan Agreement shall be renamed “Note C and Note D Principal Amortization”; and
     (ii) Section 2.3.3 ( Note C Principal Amortization) shall be denominated as a new subsection (a) of Section 2.3.3;
     (iii) The reference in the second sentence of Section 2.3.3 (Note C Principal Amortization) to “Section 2.1.1(a)” is hereby amended to refer to “Section 2.1.1(d).”
     (iv) A new subsection (b) of Section 2.3.3 shall be added to the Loan Agreement as follows:
     “(b) Note D Principal Amortization. On the August 1, 2006 (the “Note D Amortization Date”), and on each subsequent Payment Date until the earlier to occur of: (i) the Maturity Date or (ii) the date the principal amount of the Note D Loans has been paid in full, in addition to the payment of interest as provided in Section 2.3.1 hereof and any other sums required to be paid to the Lenders by Borrowers hereunder, Borrowers shall pay to the Lenders monthly principal payments in sufficient amounts so as to amortize the outstanding principal balance from time to time of the Note D Loans over a twenty-five (25) year period commencing on the Note D Amortization Date, as calculated by Administrative Agent monthly based on the Note D Interest Rate then in effect. In the event any Additional Advance(s) are made pursuant to Section 2.1.1(d) hereunder to prepay the Note D Loans after the Note D Amortization Date, Administrative Agent shall, at the time of such Additional Advance, adjust the required monthly amortization payments required under this Section 2.3.3(b) to take account of such Additional Advance and reduction of the balance of the Note D Loans. Administrative Agent’s determination of the amount of the monthly amortization payments to be made by Borrowers under this Section 2.3.3(b) shall be reasonably calculated and conclusive absent demonstrable error.”
G. Prepayment of Loan.
     (i) The last sentence of Section 2.3.5(a) of the Loan Agreement is hereby amended to read in its entirety as follows:
“Without limiting the foregoing, Borrowers shall have the right to defease all or a portion of the Loans in accordance with Exhibit J attached hereto after the Note A and Note B Lockout Period, the Note C Lockout Period and the Note D Lockout Period.”
     (ii) A new subsection (c) of Section 2.3.5 of the Loan Agreement is hereby added as follows:
“(c) Note D Loans. The Note D Loans are closed to prepayment, in whole or in part, during the first eighteen months following the date of execution of the Amendment (the “Note D Lockout Period”). Thereafter, upon not less than thirty (30) days’ prior written notice to Administrative Agent, Borrowers may prepay the Note D Loans, in whole or in part.”
     (iii) Section 2.3.7 of the Loan Agreement is amended in its entirety to read as follows:
“2.3.7 Loans Continue if Prepayment Not Made. If after providing Administrative Agent with notice of its intention to prepay any of the Loans on a date certain, Borrowers fail to prepay any of the Loans on such date, (1) such notice of prepayment shall be deemed rescinded, and (2) the Loans shall continue without Potential Default or Event of Default by reason of such failure provided that Borrowers pay to Administrative Agent and the Lenders the out-of-pocket fees and expenses and, with respect to Note C and Note D only, breakage costs incurred by Administrative Agent and the Lenders as a result of such failure by Borrowers, if any.”

     H. Yield Protection. Section 2.8 of the Loan Agreement is hereby amended to read as follows:
     “2.8 Yield Protection; Etc. The provisions of this Section 2.8 set forth below shall apply only to the Note C Loans and the Note D Loans.”
     I. Release of Projects.
     (i) Section 3.9.1(f)(iii) is hereby amended to read in its entirety as follows:
     “(iii) after giving effect to such Partial Release, the LTV will not be greater than the lower of (1) 85% and (2) the LTV immediately prior to the release;”
     (ii) Section 3.9.1(g)(iii) is hereby amended to read in its entirety as follows:
     “(iii) after giving effect to such Partial Release, the LTV will not be greater than the lower of (1) 89% and (2) the LTV immediately prior to the release;”
     (iii) Section 3.9.1 of the Loan Agreement is hereby amended and revised to renumber the existing clauses (h) through (m) of Section 3.9.1 to clauses (i) through (n) of Section 3.9.1, as more fully set forth in subparagraphs (iv) through (ix) below, and Section 3.9.1 is hereby further revised to insert a new clause (h) as follows:
     “(h) with respect to the Note D Loans:
     (i) after giving effect to such Partial Release, the Cash on Cash Return will not be lower than the greater of (1) a 6.9% Cash On Cash Return and (2) the Cash On Cash Return for the trailing six (6) consecutive months immediately prior to such Partial Release;
     (ii) after giving effect to such Partial Release, the Debt Service Coverage will not be lower than the greater of (1) 1.04:1 Debt Service Coverage and (2) the Debt Service Coverage for the trailing six (6) consecutive months;
     (iii) after giving effect to such Partial Release, the LTV will not be greater than the lower of (1) 95% and (2) the LTV immediately prior to the release;”
     (iv) Existing clause (h) of Section 3.9.1 shall be renumbered clause (i) and amended in its entirety to read as follows:
“(i) Administrative Agent shall have received from Borrowers with respect to the matters referred to in clauses (f), (g) and (h), (x) statements of the Net Operating Income and Debt Service (both on a consolidated basis and separately for the applicable Project(s) to be released for the applicable measuring period) and (y) based on the foregoing statements of Net Operating Income and Debt Service, calculations of the Debt Service Coverage and Cash on Cash Return both with and without giving effect to the proposed Partial Release, accompanied by an officer’s certificate that such statements, calculations and information are true, correct and complete in all material respects;”
     (v) Existing clause (i) of Section 3.9.1 shall be renumbered clause (j);
     (vi) Existing clause (j) of Section 3.9.1 shall be renumbered clause (k);
     (vii) Existing clause (k) of Section 3.9.1 shall be renumbered clause (l);
     (viii) Existing clause (l) of Section 3.9.1 shall be renumbered clause (m); and
     (ix) Existing clause (m) of Section 3.9.1 shall be renumbered clause (n) and amended in its entirety to read as follows:
“(n) Borrowers shall have delivered to Administrative Agent an officer’s certificate confirming the matters referred to in clause (h) above and certifying that all conditions precedent for such Partial Release contained in this Agreement have been satisfied.”
     J. Sale of Houses. Section 3.9.4 of the Loan Agreement is hereby amended in its entirety to read as follows:
“3.9.4 Sale of Houses. Without limiting the other provisions of this Section 3.9, Borrowers shall have the right to sell one or more of the existing four (4) single and multi-family homes located on the Project known as 200 Fountain-Executive House (each a “House”), provided that the following conditions are satisfied: (a) such release shall be in connection with a bona fide, arm’s length sale of a House to a third party who is not an Affiliate of any Borrower, (b) Borrowers shall pay one hundred percent (100%) of the Net Sale Proceeds received from the such of each House to Administrative Agent to pay down ratably the outstanding principal balance of the Loans, (c) Borrowers shall pay the Make Whole Breakage Amount with respect to the prepayment of the Note A Loans and the Note B Loans (with no Make Whole Breakage Amount applied to the prepayment of the Note C Loans or the Note D Loans, but without limiting Borrower’s obligations under Section 2.8), (d) Borrowers shall, after giving effect to the sale of each such House, satisfy the Cash on Cash Return and Debt Service Coverage requirements set forth in Paragraph 1 of Part B of Schedule 2.1, (e) such House is located on a separate legal parcel in compliance with all applicable legal requirements, and (f) Administrative Agent shall be satisfied in its sole discretion that the sale of such House does not in any way impair the priority of Liens on the remaining Projects. The sale of any House shall be permitted by Administrative Agent at any time, including during the Note A and Note B Lockout Period, the Note C Lockout Period and the Note D Lockout Period then existing. The Net Sales Proceeds received by Administrative Agent from the sale of any House shall be applied pro rata to the repayment of the outstanding principal balance of each of Note A Loans, Note B Loan, the Note C Loans and, if any are then outstanding, the Note D Loans; provided, however, that if an Event of Default has occurred and is continuing, Administrative Agent may apply such Net Proceeds to the obligations of the Borrowers hereunder in such order and manner of priority as Administrative Agent may elect in its sole and absolute discretion. For purposes hereof, “Net Sales Proceeds” means any and all consideration received by a Borrower in connection with a bona fide, arm’s length sale of a House to a third party who is not an Affiliate of any Borrower, less the following costs and expenses to the extent actually incurred by such Borrower in connection with such sale: (i) reasonable and customary brokerage commissions; (ii) the reasonable cost of title insurance purchased for the buyer; (iii) documentary transfer taxes, sales taxes and recording fees; (iv) reasonable escrow fees; and (v) other reasonable closing costs and expenses of the type customarily incurred by sellers of real property in the locale where the applicable House is located.”
     K. Interest Rate Protection Agreement. Section 9.16 of the Loan Agreement is hereby amended in its entirety to read as follows:
“9.16 Interest Rate Protection Agreement. With respect to the Note C Loans and the Note D Loans, on or before July 7, 2006, Borrowers shall purchase and, not later than July 14, 2007, deliver to Administrative Agent, and thereafter maintain in full force and effect, at Borrowers’ sole cost and expense, an interest rate protection agreement that (a) is with a financial institution having a long term unsecured debt rating of at least “AA-” by S&P and the equivalent ratings by Moody’s (“Counterparty”); (b) has at least an initial two-year term; (c) is an interest rate cap in respect of a notional amount not less than the outstanding principal amount of the Note C Loans and the Note D Loans that shall have the effect of capping the LIBOR-based Rate of the Note C Loans and the Note D Loans at interest rates that would cause the Debt Service Coverage to be equal or greater than 1.05 to 1; (d) shall not be secured by any Project or any pledge of the membership interests in any Borrower; and (e) is otherwise in a form acceptable to Administrative Agent (an “Interest Rate Protection Agreement”). Upon the expiration of the initial term, the Interest Rate Protection Agreement shall be renewed or amended on an annual basis (or Borrowers shall have entered into a new interest rate protection agreement), as necessary, (1) to increase or decrease the notional amount to reflect the then current aggregate outstanding principal balance of the

Note C Loans and the Note D Loans, (2) to have the effect of capping the LIBOR-based Rate of the Note C Loans and the Note D Loans at interest rates that would cause the Debt Service Coverage to be equal or greater than 1.05 to 1, (3) to have a term of at least one year and (4) is otherwise in form and substance acceptable to Administrative Agent. In the event of that a Counterparty’s long term unsecured debt rating falls below “AA-” as determined by S&P and the equivalent ratings by Moody’s, Borrower shall replace the Interest Rate Protection Agreement with a replacement Interest Rate Protection Agreement meeting the requirements of this Section 9.16 not later than ten (10) Business Days after learning of such downgrade, withdrawal or qualification. In the event that the Interest Rate Protection Agreement is terminated for any reason or is otherwise unenforceable by Borrowers, Borrowers shall promptly obtain from a financial institution reasonably satisfactory to Administrative Agent a replacement interest rate protection agreement in form and substance similar to the Interest Rate Protection Agreement. Borrowers shall pledge to Administrative Agent (on behalf of the Lenders) all right, title and interest of Borrowers in and to all payments owing to or received by Borrowers under the Interest Rate Protection Agreement (and any replacement interest rate protection agreement) as additional collateral for the Loans and deliver to Administrative Agent a favorable legal opinion with respect to the enforceability of such pledge against the Counterparty thereunder. Borrowers shall execute and deliver, and shall cause the Counterparty under the applicable Interest Rate Protection Agreement to execute and deliver, to Administrative Agent (on behalf of the Lenders) an Interest Rate Protection Pledge within fifteen (15) days following the date of execution of the Amendment.”
     L. Limitation on Liability. Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:
“13.1 Limitation on Liability. Except as provided below, none of the Borrowers nor Tarragon or its officers, directors or shareholders shall be personally liable for amounts due under the Loan Documents (except Tarragon shall be personally liable under the Recourse Guaranties and the Hazardous Materials Indemnity Agreements and, upon the occurrence of a Springing Recourse Event, William S. Friedman shall be personally liability under the Carve-Out Guaranty). Each Borrower and Tarragon, however, shall be personally liable to Administrative Agent and the Lenders on a joint and several basis for any deficiency, loss or damage suffered by Administrative Agent or any Lender because of: (1) any Borrower’s or Tarragon’s commission of a criminal act, (2) the failure to comply with provisions of the Loan Documents prohibiting the sale, transfer or encumbrance of any Project, any other collateral, or any direct or indirect ownership interest in any Borrower; (3) the misapplication by any Borrower or any Borrower Party or Tarragon of any funds derived from any Project, including security deposits, insurance proceeds and condemnation awards in violation of this Agreement or any of the other Loan Documents; (4) the fraud or misrepresentation by any Borrower, Tarragon, or any Borrower Party made in or in connection with the Loan Documents or the Loans; (5) any Borrower’s collection of Rents more than one month in advance or entering into or modifying leases, or receipt of monies by any Borrower or any Borrower Party in connection with the modification of any Leases, in violation of this Agreement or any of the other Loan Documents; (6) any Borrower’s failure to apply proceeds of Rents or any other payments in respect of the Leases and other income of any Project or any other collateral when received to the costs of maintenance and operation of any Project and to the payment of taxes, lien claims, insurance premiums, Debt Service and other amounts due under the Loan Documents to the extent the Loan Documents require such proceeds to be then so applied; (7) any Borrower’s or Tarragon’s interference with Administrative Agent’s exercise of rights under the Assignment of Rents and Leases; (8) any Borrower’s or Tarragon’s failure to timely renew any letter of credit issued in connection with the Loans; (9) any Borrower’s failure to maintain insurance as required by this Agreement or to pay any taxes or assessments affecting any Project; (10) damage or destruction to any Project caused by the acts or omissions of any Borrower, or any Borrower’s agents, employees, or contractors; (11) any Borrower’s failure to comply with its obligations with respect to environmental matters under Article 5; (12) any Borrower’s or Tarragon’s failure to pay for any loss, liability or expense (including attorneys’ fees) incurred by Administrative Agent or any Lender arising out of any claim or allegation made by any Borrower or Tarragon, their successors or assigns, or any creditor of such Borrower or Tarragon, that this Agreement or the transactions contemplated by the Loan Documents establish a joint venture, partnership or other similar arrangement between any Borrower, Tarragon, Administrative Agent and any Lender; (13) any brokerage commission or finder’s fees claimed in connection with the transactions contemplated by the Loan Documents; (14) uninsured damage to any Project resulting from acts of terrorism; (15) the failure of any Borrower and/or Tarragon after Administrative Agent’s exercise of any of its remedies pursuant to Article 11 to cooperate with any laws, rules, regulation, or ordinances of any governmental authority governing or related to residential property; (16) the making of any claim by any Borrower, Tarragon, any Borrower Party or any other person or entity that the transactions contemplated by the Loans constitutes a “Fraudulent Conveyance” as such term is used in the United States Bankruptcy Code; (17) the failure of Borrowers to cause Net Cash Flow to be deposited in accordance with Section 3.1 and the failure of Borrowers or Managers to cause all Rents to be deposited into the Lockbox Account as required under Section 3.2; (18) any losses or damages incurred by Administrative Agent or any Lender to the extent that, in Administrative Agent’s or such

Lender’s reasonable judgment, such losses or damages would not have been incurred by Administrative Agent or such Lender if Administrative Agent and the Lenders had fully cross collateralized each of the Loans with respect to each Borrower pursuant to first and second mortgages from each Borrower in favor of Administrative Agent (on behalf of the Lenders) and guaranties by each of the Borrowers of all of the other Borrowers’ Loans, which guaranties are secured by second mortgages on each of the Projects of such guarantor; or (19) any damage or loss suffered by Administrative Agent or any Lender at any time as a result of or relating to the commingling of any of any Borrower’s funds with the funds of any other Borrower or Person (including, without limitation, Affiliates, partners, and managing members of any Borrower). None of the foregoing limitations on personal liability shall modify, diminish or discharge the personal liability of any Guarantor. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, (A) nothing herein shall be deemed to be a waiver of any right that Administrative Agent or any Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code, as such sections may be amended, or corresponding or superseding sections of the Bankruptcy Amendments and Federal Judgeship Act of 1984, to file a claim for the full amount due to Administrative Agent or such Lender under the Loan Documents or to require that all collateral shall continue to secure the amounts due under the Loan Documents; (B) the Loans evidenced by Note D shall be fully recourse to Borrowers, Tarragon and, subject to the provisions of the Carve-out Guaranty, William S. Friedman, jointly and severally, in the event that one or more of the following occurs (each, a “Joint and Several Springing Recourse Event”): (I) Borrower, Borrower Party or Tarragon asserts any claim or defense with respect to any foreclosure action commenced under the Mortgages following any monetary default or material non-monetary (including any Event of Default described under Sections 10.2, 10.3 and 10.6) which hinders, delays or interferes with Administrative Agent’s or any Lender’s enforcement of its rights under the Loan Documents or the realization of the collateral for the Loans, (II) the filing by any Borrower or any Borrower Party, or the filing against any of the preceding Persons, of a petition under the United States Bankruptcy Code or similar state insolvency laws, or (III) a consolidation of any Borrower or Borrower Party with any other Borrower or any other Person in any proceeding commenced under the United States Bankruptcy Code or similar state insolvency laws; and (C) the Loans evidenced by Note D shall be fully recourse to Borrowers and Tarragon in the event of a the filing by or against Tarragon of a petition under the United States Bankruptcy Code or similar state insolvency laws (such event, a “Tarragon Springing Recourse Event”).”

     M. Commitments. Schedule 1 of the Loan Agreement (the Commitments) is hereby deleted and replaced in its entirety with a revised and amended schedule of Commitments, which is attached hereto as Exhibit A. All references in the Loan Documents to the “Commitments” shall hereafter refer to Exhibit A attached hereto.
     N. Allocated Loan Amounts. Exhibit D of the Loan Agreement (the Allocated Loan Amounts) is hereby deleted and replaced in its entirety with a revised and amended schedule of Allocated Loan Amounts, which is attached hereto as Exhibit B. All references in the Loan Documents to the “Allocated Loan Amounts” shall hereafter refer to Exhibit B attached hereto.
     O. Carve-Out Guaranty. Concurrently herewith and as a condition to the effectiveness hereof, Tarragon and William S. Friedman are executing and delivering to the Administrative Agent the Amended and Restated Carve-Out Guaranty (the “Amended and Restated Carve-Out Guaranty”). The Amended and Restated Carve-Out Guaranty shall be a Loan Document, and (i) all references herein and in the Loan Agreement and in the Loan Documents to the “Recourse Guaranties” shall be deemed to include the Amended and Restated Carve-Out Guaranty unless the context otherwise requires and (ii) all references herein and in the Loan Agreement and in the Loan Documents to the “Loan Documents” shall be deemed to include the Amended and Restated Carve-Out Guaranty unless the context otherwise requires.
     P. Cash Management. A new Section 3.2 is hereby added to the Loan Agreement as follows:
“3.2 Cash Management.
     3.2.1 Lockbox Accounts. Not later than July 31, 2006, each Borrower shall execute and deliver, and shall cause each Lockbox Bank to execute and deliver, a Lockbox Agreement, the terms and provisions of which Administrative Agent (on behalf of the Lenders) shall be able to enforce, and pursuant to which the Borrowers and the Managers at each of the Projects shall perform their respective Rent Deposit Obligations. Each Borrower and Manager shall caused to be deposited into an account (each, a “Lockbox Account”) established pursuant to the Lockbox Agreement to which such Borrower is a party all Rents received by such Borrower or Manager.
     3.2.2 Control. Upon the occurrence of an Event of Default, Borrowers shall no longer have any right to any of the Rents deposited into the Lockbox Accounts (but shall continue to be obligated to deposit into the Lockbox Accounts all Rents), and the Lockbox Banks shall, pursuant to the Lockbox Agreements, deposit all Rents and other proceeds of the Lockbox Account in such manner and order of priority as Administrative Agent may direct.
     3.2.3 Grant of Security Interest and Further Assurances. Each Borrower hereby grants a perfected first priority security interest in favor of Administrative Agent for the ratable benefit of the Lenders in each

Lockbox Account established hereunder and all financial assets and other property and sums at any time held, deposited or invested therein, and all security entitlements and investment property relating thereto, together with any interest or other earnings thereon, and all proceeds thereof, whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities, together with all rights of a secured party with respect thereto (collectively, the “Account Collateral”) (even if no further documentation is requested by Administrative Agent or the Lenders or executed by Borrowers). Borrower shall not, without the prior consent of Administrative Agent, further pledge, assign or grant any security interest in the Lockbox Account or the Account Collateral or permit any Lien to attach thereto, or any levy to be made thereon, or any Uniform Commercial Code financing statements, except those naming Administrative Agent on behalf of the Lenders as the secured party, to be filed with respect thereto. Each Borrower covenants and agrees: (A) to do all acts that may be reasonably necessary to maintain, preserve and protect Reserve Account Collateral; (B) to pay promptly when due all material taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Account Collateral; (C) to appear in and defend any action or proceeding which may materially and adversely affect any Borrowers’ title to or Administrative Agent’s interest in the Account Collateral; (D) not to transfer, assign, sell, surrender, encumber, mortgage, hypothecate, or otherwise dispose of any of the Account Collateral or rights or interests therein, and to keep the Account Collateral free of all levies and security interests or other liens or charges except the security interest in favor of Administrative Agent granted hereunder; (E) to account fully for and promptly deliver to Administrative Agent, in the form received, all documents, chattel paper, instruments and agreements constituting the Account Collateral hereunder, endorsed to Administrative Agent or in blank, as requested by Administrative Agent, and accompanied by such powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by any Borrower in trust for Administrative Agent, separate from all other property of such Borrower; and (F) from time to time upon request by Administrative Agent, to furnish such further assurances of each Borrower’s title with respect to the Account Collateral, execute such written agreements, or do such other acts, all as may be reasonably necessary to effectuate the purposes of this agreement or as may be required by law, or in order to perfect or continue the first-priority lien and security interest of Administrative Agent in the Account Collateral.”
     Q. Address for Notices. Borrower’s addresses for notices pursuant to the Loan Agreement are hereby changed to be:

c/o Tarragon Corporation
423 West 55th Street, 12th Floor
New York, New York 10019
Attn: Todd C. Minor
Fax: (212) 949-8001

With a copy to:

3100 Monticello Avenue, Suite 200
Dallas, Texas 75205
Attn: Kathryn Mansfield
Fax: (214) 599-2250
     R. Schedule 2.1. Paragraph 1 of Part B of Schedule 2.1 is hereby amended to read in its entirety as follows:
“1. If, after giving effect to the Additional Advance and after giving effect to previous repayments of the Loans in connection with a Partial Release of a Project, and the Additional Advance occurs (a) during the first Loan Year, the Cash on Cash Return is at least 7.75%, the Debt Service Coverage is at least 1.30:1.00, and LTV is not more than 85%, (b) during the second Loan Year, the Cash on Cash Return is at least 8.00%, the Debt Service Coverage is at least 1.35:1.00, and LTV is not more than 83%, (c) during the third Loan Year, the Cash on Cash Return is at least 8.25%, the Debt Service Coverage is at least 1.40:1.00, and LTV is not more than 81%, and (d) during the fourth Loan Year, the Cash on Cash Return is at least 8.50%, the Debt Service Coverage is at least 1.45:1.00, and LTV is not more than 79%. Solely for purposes of this paragraph, Cash on Cash Return, Debt Service Coverage and LTV shall be calculated on the basis of the outstanding principal balances of the Note A and B Loans.”
4. Modifications to Cross-Collateral Guaranties.
     A. Each Cross-Collateral Guaranty delivered by Borrowers is hereby modified as follows:
     (i) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Autumn Ridge Apartments, LLC, a Connecticut limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(i) attached hereto;
     (ii) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Dogwood Hills Apartments, LLC, a

Connecticut limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(ii) attached hereto;
     (iii) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Forest Park Tarragon, LLC, a Connecticut limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(iii) attached hereto;
     (iv) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Ansonia Acquisitions I, LLC, a Connecticut limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(iv) attached hereto;
     (v) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Hamden Centre Apartments, LLC, a Connecticut limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(v) attached hereto;
     (vi) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Ansonia Liberty, LLC, a Connecticut limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(vi) attached hereto;
     (vii) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Ocean Beach Apartments, LLC, a Connecticut limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum

Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(vii) attached hereto;
     (viii) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between West Dale National Associates, L.P., a Texas limited partnership, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(viii) attached hereto;
     (ix) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Manchester Tarragon, LLC, a Connecticut limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(ix) attached hereto;
     (x) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Danforth Apartment Owners, L.L.C., a Florida limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(x) attached hereto;
     (xi) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(xi) attached hereto;
     (xii) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Heather Limited Partnership, a Maryland limited partnership, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(xii) attached hereto;
     (xiii) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Tarragon Savannah I, L.L.C., a Georgia limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(xiii) attached hereto;
     (xiv) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Tarragon Savannah II, L.L.C., a Georgia limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(xiv) attached hereto;
     (xv) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Heron Cove National, Inc., a Florida corporation, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(xv) attached hereto;
     (xvi) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Vintage Legacy Lakes National, L.P., a Texas limited partnership, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(xvi) attached hereto;
     (xvii) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Plantation Bay Apartments, L.L.C., a Florida limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(xvii) attached hereto; and

     (xviii) That certain Secured Cross Collateral Guaranty dated as of November 30, 2005 executed by and between Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company, as guarantor, and Administrative Agent, is hereby amended (x) to change the amount of the Related Loans Maximum Amount set forth therein to the amount of the Related Loans Maximum Amount for such guaranty as set forth on Schedule 3A attached hereto, and (y) Schedule 1 attached thereto is hereby deleted and is replaced in its entirety with Schedule 3A(xviii) attached hereto.
     5. Loan Agreement and Loan Documents. From and after the date hereof, all references in the Loan Documents to the “Loan Agreement” and the “Loan Documents” shall be deemed to refer to the Loan Agreement and the Loan Documents as amended, modified and supplemented hereby and by the documents executed in connection with this Amendment. This Amendment and each of the documents executed in connection herewith shall be deemed to be a Loan Document.
     6. Promissory Notes. Concurrently herewith, Borrowers are executing and delivering to the order of the Lenders, new promissory notes (each a “Loan D Note”, and collectively the “Loan D Notes”) which reflect the increased Commitments relating to the Loans evidenced by Note D of each Lender and shall otherwise be in form and substance acceptable to Lenders. The Loan D Notes shall each be a Loan Document, and all references herein and in the Loan Agreement and in the Loan Documents to the “Loan Documents” shall be deemed to include the Loan D Notes unless the context otherwise requires.
     7. Reaffirmation of Guarantor Documents. Concurrently herewith, Tarragon is executing and delivering to Administrative Agent the Reaffirmation of Guaranty (the “Guaranty Reaffirmation”) attached hereto and made a part hereof. The Guaranty Reaffirmation shall be a Loan Document and all references herein and in the Loan Agreement and in the Loan Documents to the “Loan Documents” shall be deemed to include the Guaranty Reaffirmation unless the context otherwise requires.
     8. Reaffirmation of Pledge Agreements. Concurrently herewith, Pledgors are executing and delivering to Administrative Agent the Reaffirmation of Pledge and Security Agreements (the “Pledge Reaffirmation”) attached hereto and made a part hereof. The Pledge Reaffirmation shall be a Loan Document and all references herein and in the Loan Agreement and in the Loan Documents to the “Loan Documents” shall be deemed to include the Pledge Reaffirmation unless the context otherwise requires.
     9. Reaffirmation of Manager’s Consent and Subordination of Management Agreements. Concurrently herewith, Managers are executing and delivering to Administrative Agent the Reaffirmation of Manager’s Consent and Subordination of Management Agreements (the “Manager Reaffirmation”) attached hereto and made a part hereof. The Manager Reaffirmation shall be a Loan Document and all references herein and in the Loan Agreement and in the Loan Documents to the “Loan Documents” shall be deemed to include the Manager Reaffirmation unless the context otherwise requires.

     10. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the satisfaction in full of the following conditions, as determined by Administrative Agent:
     A. The annualized Adjusted Net Operating Income shall equal or exceed $28,300,000; the Cash on Cash Return shall be at least 6.9%; Debt Service Coverage shall be at least 1.04:1; and the LTV shall not be more than 95% (based on the lesser of actual or market occupancy), each as determined by Administrative Agent in its sole discretion;
     B. Borrowers shall have executed and delivered to Administrative Agent modifications to each of the Mortgages listed on Schedule 8 attached hereto evidencing the amendments, modifications and supplements to the Loan Documents provided for herein, each of which shall be in form and substance acceptable to Administrative Agent, and the same shall have been delivered for recording in the Official Records of the applicable counties in which the subject Projects are located;
     C. Borrowers and the other Borrower Parties shall have executed and delivered to Administrative Agent such amendments, modifications and supplements to the Loan Documents as Administrative Agent may require;
     D. Borrowers shall have paid to Administrative Agent a commitment fee in the amount of $150,000;
     E. Borrowers shall have deposited with Administrative Agent the sum of $281,175, which amount shall be released to Borrower upon the purchase by Borrower of the Interest Rate Protection Agreement in accordance with Section 2.K above. In the event that the Borrower fails to timely purchase the Interest Rate Protection Agreement in accordance with said section, without limiting any of the other rights and remedies of Administrative Agent on account of such failure, Administrative Agent may (but shall not be obligated to) utilize such funds to purchase an Interest Rate Protection Agreement on Borrower’s behalf;
     F. Administrative Agent shall have obtained from the applicable title companies such irrevocable commitments to issue to Administrative Agent such endorsements to the Title Policy as Administrative Agent may require insuring that the Mortgages have been successfully modified and that they continue to be an enforceable first-priority lien against the Projects securing the Loans (as amended, modified and supplemented herein), subject only to the Permitted Encumbrances;
     G. Administrative Agent shall have received such opinions as Administrative Agent may require concerning the execution, delivery and enforceability of this Amendment and any other amendments, modifications and supplements to the Loan Documents entered into in connection herewith, and such other matters as Administrative Agent may require; and
     H. Borrowers shall have paid or reimbursed Administrative Agent for all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the transactions contemplated hereby, including the fees and disbursements of Administrative Agent’s counsel and all escrow, recording and title insurance and endorsement charges.
     11. Representations and Warranties.
     A. Each of the representations and warranties of Borrowers contained or incorporated in the Loan Agreement and in the other Loan Documents, in each case as amended, modified and supplemented hereby, are true and correct in all material respects on and as of the date hereof.
     B. Each Borrower has full power and authority to enter into this Amendment and perform its obligations hereunder, and each Borrower’s execution and delivery of this Amendment has been duly authorized by all necessary corporate, partnership or limited liability company action. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Borrower of this Amendment. This Amendment has been duly executed and delivered, and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally, or by equitable principles relating to enforceability.
     C. As of the date hereof and immediately after giving effect to this Agreement and the actions contemplated thereby, no Potential Default or Event of Default exists or shall exist.
     12. Reaffirmation. Each Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Notes (including, without limitation, any and all replacement Notes issued by each Borrower), the Loan Agreement and all the other Loan Documents (as the same are amended, modified and supplemented herein), and agrees to continue to be bound thereby and perform thereunder, (ii) agrees and acknowledges that all such Loan Documents and all of such Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been amended, modified, supplemented or waived.
     13. Miscellaneous.
     A. Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly amended, modified and supplemented by this amendment, the Loan Documents shall not be amended, modified, supplemented or waived and shall remain in full force and effect.
     B. Further Assurances. At Administrative Agent’s request, Borrowers shall promptly execute any other document or instrument and/or seek any consent or agreement from any third party that Administrative Agent reasonably determines is necessary to evidence or further, or is otherwise relevant to, the intent of the parties, as set forth in this Amendment. At Administrative Agent’s request, Borrowers shall promptly cause any other Borrower Party or any of the holders of any equity interest in any other Borrower Party, as applicable, to execute any other document or instrument and/or diligently seek any consent or agreement from any third party that Administrative Agent reasonably determines is necessary to evidence or further, or is otherwise relevant to, the intent of the parties, as set forth in this Amendment. Borrowers hereby authorize Administrative Agent to file such amendments or supplements to any UCC Financing Statements filed in connection with the making of the Loans, and to take such other actions as may be reasonably necessary, in order to continue and maintain the perfection of its Liens created under the Loan Documents.
     C. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.
     D. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign or transfer any of its rights or obligations under this Amendment or any of the Loan Documents without the prior written consent of Administrative Agent (which consent may be withheld in Administrative Agent’s sole and absolute discretion).
     E. Entire Agreement. This Amendment, together with the other Loan Documents, embodies the entire agreement and understanding among Borrowers, Administrative Agent and the Lenders, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.
     F. No Third Parties Benefited. This Amendment is made and entered into for the sole protection and legal benefit of Borrowers, Administrative Agent, the Lenders and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. Administrative Agent shall not have any obligation to any Person not a party to this Amendment or the other Loan Documents.
     G. Governing Law. This Amendment, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of New York, in all respects.
     H. Time. Time is of the essence as to each term or provision of this Amendment and each of the other Loan Documents.
[SIGNATURES APPEAR ON NEXT PAGE]

     IN WITNESS WHEREOF, Borrowers, Administrative Agent, and the Lenders have caused this Amendment to be executed by their duly authorized representatives as of the day, month and year first above written.

LENDER: GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

ADMINISTRATIVE AGENT: GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

BORROWERS TARRAGON HUNTSVILLE APARTMENTS, L.L.C., an Alabama limited liability company
By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

WEST DALE NATIONAL ASSOCIATES, L.P., a Texas limited partnership
By:	Vintage National, Inc., a Texas corporation, its General Partner

By:
Kathryn Mansfield Executive Vice President and Secretary

MANCHESTER TARRAGON, LLC, a Connecticut limited liability company

By:	Woodcreek Garden Apartments, a California limited partnership, its Managing Member

	By:	TRI Woodcreek, Inc., a Nevada corporation, its General Partner

By:

Kathryn Mansfield Executive Vice President and Secretary
[SIGNATURES CONTINUE ON NEXT PAGE]

AUTUMN RIDGE APARTMENTS, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

DOGWOOD HILLS APARTMENTS, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

FOREST PARK TARRAGON, LLC, a Connecticut limited liability company
By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

ANSONIA ACQUISITIONS I, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:
Kathryn Mansfield
Executive Vice President and Secretary

[SIGNATURES CONTINUE ON NEXT PAGE]

HAMDEN CENTRE APARTMENTS, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

ANSONIA LIBERTY, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

OCEAN BEACH APARTMENTS, LLC, a Connecticut limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

DANFORTH APARTMENT OWNERS, L.L.C., a Florida limited liability company

By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

[SIGNATURES CONTINUE ON NEXT PAGE]

HERON COVE NATIONAL, INC., a Florida corporation
By:
Kathryn Mansfield
Executive Vice President and Secretary

PLANTATION BAY APARTMENTS, L.L.C., a Florida limited liability company
By:	Ansonia MezzCo, LLC, a Delaware limited
liability company, its Managing Member

By:
Kathryn Mansfield
Executive Vice President and Secretary

TARRAGON SAVANNAH I, L.L.C., a Georgia limited liability company
By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:
Kathryn Mansfield
Executive Vice President and Secretary

TARRAGON SAVANNAH II, L.L.C., a Georgia limited liability company
By:	Ansonia MezzCo, LLC, a Delaware limited liability company, its Managing Member

By:
Kathryn Mansfield
Executive Vice President and Secretary

[SIGNATURES CONTINUE ON NEXT PAGE]

HEATHER LIMITED PARTNERSHIP, a Maryland limited partnership
By:	Vintage National, Inc., a Texas corporation, its General Partner

By:
Kathryn Mansfield Executive Vice President and Secretary

SUMMIT / TARRAGON MURFREESBORO, L.L.C., a Tennessee limited liability company
By:	Stewart Square National, Inc., a Nevada corporation, its Managing Member

By:
Kathryn Mansfield Executive Vice President and Secretary

VINTAGE LEGACY LAKES NATIONAL, L.P., a Texas limited partnership
By:	Vintage National, Inc., a Texas corporation,
its General Partner

By:
Kathryn Mansfield
Executive Vice President and Secretary

REAFFIRMATION OF GUARANTY
          As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (“Guarantor”), as guarantor under that certain Cross Collateralization Guaranty, dated as of November 30, 2005 (the “Guaranty”), delivered to Administrative Agent in connection with the Loans made by the Lenders pursuant to the Loan Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
          1.      By the execution hereof, Guarantor hereby consents to the within Amendment and all the amendments, modifications and supplements to the Loan Documents and the Loans entered into in connection therewith.
          2.      References to the Guarantor Documents in any or all of the Loan Documents shall be deemed to include references to the Guaranty as reaffirmed and ratified by this Reaffirmation. References to the Loan Documents in any or all of the Guarantor Documents shall be deemed to include references to the Loan Documents as amended, modified or supplemented by the Amendment.
          3.      Guarantor reaffirms that the Guaranty remains unchanged and in full force and effect.
          4.      Guarantor reaffirms all of the obligations contained in the Guaranty, which shall remain in full force and effect for all the obligations of the Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guaranty and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guaranty or with respect to the obligations of Guarantor thereunder except those specifically set forth therein and in this Reaffirmation.
          5.      Each of the representations and warranties of Guarantor contained or incorporated in the Guaranty, as amended by this Amendment, or any of the other Guarantor Documents, are true and correct in all material respects on and as of the date hereof.
          6.      This Reaffirmation of Guaranty and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of New York, in all respects.
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Reaffirmation of Guaranty

1 of 2

          IN WITNESS WHEREOF, the Guarantor has caused this Reaffirmation of Guaranty to be duly executed and delivered as of June 30, 2006.

TARRAGON CORPORATION, a Nevada corporation
By:
Name:
Its:

Reaffirmation of Guaranty

2 of 2

REAFFIRMATION OF PLEDGE AGREEMENTS
          As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (individually, a “Pledgor”, and, collectively “Pledgors”), as pledgors under those certain Pledge and Security Agreement, dated as of November 30, 2005 (each individually a “Pledge Agreement”, and, collectively, the “Pledge Agreements”), each delivered to Administrative Agent in connection with the Loans made by the Lenders pursuant to the Loan Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
          1.      By the execution hereof, each Pledgor hereby consents to the within Amendment and all the amendments, modifications and supplements to the Loan Documents and the Loan entered into in connection therewith.
          2.      References to the Pledge Agreements in any or all of the Loan Documents shall be deemed to include references to the Pledge Agreements as reaffirmed and ratified by this Reaffirmation. References to the Loan Documents in any or all of the Pledge Agreements shall be deemed to include references to the Loan Documents as amended, modified or supplemented by the Amendment.
          3.      Each Pledgor reaffirms that the Pledge Agreement to which it is a party remains unchanged and in full force and effect.
          4.      Each Pledgor reaffirms all of the obligations contained in the Pledge Agreement to which it is a party, which shall remain in full force and effect for all the obligations of such Pledgor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the applicable Pledge Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the applicable Pledge Agreement or with respect to the obligations of such Pledgor thereunder except those specifically set forth therein and in this Reaffirmation.
          5.      Each of the representations and warranties of each Pledgor contained or incorporated in the Pledge Agreement to which it is a party, as amended by this Amendment, or any of the other agreements to which it is a party, are true and correct in all material respects on and as of the date hereof.
          6.      This Reaffirmation of Pledge Agreements and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of New York, in all respects.
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Reaffirmation of Pledge Agreements

1 of 2

          IN WITNESS WHEREOF, the Pledgors have caused this Reaffirmation of Pledge Agreements to be duly executed and delivered as of this June 30, 2006.

ANSONIA MEZZCO, LLC, a Delaware limited liability company
By:
Kathryn Mansfield
Executive Vice President and Secretary

VINTAGE NATIONAL INC., a Texas corporation
By:
Kathryn Mansfield
Executive Vice President and Secretary

STEWART SQUARE NATIONAL, INC., a Nevada corporation
By:
Kathryn Mansfield
Executive Vice President and Secretary

WOODCREEK GARDEN APARTMENTS, a California limited partnership
By:
Kathryn Mansfield
Executive Vice President and Secretary

TRI WOODCREEK, INC., a Nevada corporation
By:
Kathryn Mansfield
Executive Vice President and Secretary

Reaffirmation of Pledge Agreements

2 of 2

REAFFIRMATION OF MANAGER’S CONSENT AND SUBORDINATION OF
MANAGEMENT AGREEMENTS
          As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (individually, a “Manager”, and, collectively “Managers”), as managers under those certain Manager’s Consent and Subordination of Management Agreement, dated as of November 30, 2005 (each individually a “Manager Agreement”, and, collectively, the “Manager Agreements”), each delivered to Administrative Agent in connection with the Loans made by the Lenders pursuant to the Loan Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
          1.      By the execution hereof, each Manager hereby consents to the within Amendment and all the amendments, modifications and supplements to the Loan Documents and the Loan entered into in connection therewith.
          2.      References to the Manager Agreements in any or all of the Loan Documents shall be deemed to include references to the Manager Agreements as reaffirmed and ratified by this Reaffirmation. References to the Loan Documents in any or all of the Manager Agreements shall be deemed to include references to the Loan Documents as amended, modified or supplemented by the Amendment.
          3.      Each Manager reaffirms that the Manager Agreement to which it is a party remains unchanged and in full force and effect.
          4.      Each Manager reaffirms all of the obligations contained in the Manager Agreement to which it is a party, which shall remain in full force and effect for all the obligations of such Manager now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the applicable Manager Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the applicable Manager Agreement or with respect to the obligations of such Manager thereunder except those specifically set forth therein and in this Reaffirmation.
          5.      Each of the representations and warranties of each Manager contained or incorporated in the Manager Agreement to which it is a party, as amended by this Amendment, or any of the other agreements to which it is a party, are true and correct in all material respects on and as of the date hereof.
          6.      Each Manager agrees to perform its Rent Deposit Obligation pursuant to Section 3.2 of the Loan Agreement and shall deposit all Rents from its respective Project(s) into the Lockbox Account for such Project(s). No Manager shall maintain any checking, money market or other deposit accounts for the deposit and holding of any Rents or other revenues or sums received by it from the operation of its respective Project(s) other than the Lockbox Account.
Reaffirmation of Manager’s Consents

1 of 3

          7.      This Reaffirmation of Manager’s Consent and Subordination of Management Agreements and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of New York, in all respects.
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Reaffirmation of Manager’s Consents

2 of 3

          IN WITNESS WHEREOF, the Managers have caused this Reaffirmation of Manager’s Consent and Subordination of Management Agreements to be duly executed and delivered as of this June 30, 2006.

TARRAGON MANAGEMENT, INC., a Texas corporation
By:
Name:
Title:

SUNCHASE AMERICAN, LTD., a North Carolina corporation
By:
Name:
Title:

PACIFIC WEST MANAGEMENT, INC., a California corporation
By:
Name:
Title:

TARRAGON MANAGEMENT, INC., a Nevada corporation
By:
Name:
Its:

Reaffirmation of Manager’s Consents

3 of 3

EXHIBIT A
COMMITMENTS

Lender	A Note	B Note	C Note	D Note	Total Commitment
General Electric Capital Corporation	$321,442,000	$69,558,000	$20,000,000	$20,000,000	$431,000,000, with a Maximum Loan Amount not to exceed $411,000,000 at any time

EXHIBIT B
ALLOCATED LOAN AMOUNTS

					Total Allocated
Property	Note A1	Note B2	Note C3	Note D	Loan Amount
Woodcliff Estates	$28,268,200	$6,117,053	$1,853,652	$1,853,652	$38,092,558
Heather Hill	$27,538,134	$5,937,432	$1,799,222	$1,799,222	$36,974,011
Lofts at the Mills	$23,212,566	$5,023,047	$1,522,135	$1,522,135	$31,279,884
The Links at Georgetown	$21,994,861	$4,759,544	$1,442,286	$1,442,286	$29,638,976
Whalers-Nutmeg	$20,760,387	$4,492,412	$1,361,337	$1,361,337	$27,975,472
The Club at Danforth	$19,715,046	$4,266,207	$1,292,790	$1,292,790	$26,566,832
The Vintage at Legacy	$18,992,842	$4,109,926	$1,245,432	$1,245,432	$25,593,633
Ocean Beach Apartments	$17,799,880	$3,851,777	$1,167,205	$1,167,205	$23,986,068
The Vintage at Plantation Bay	$16,927,223	$3,662,940	$1,109,983	$1,109,982	$22,810,129
River City Landing	$14,182,058	$3,068,904	$929,972	$929,971	$19,110,906
Vintage at the Park	$13,548,090	$2,931,718	$888,399	$888,399	$18,256,607
The Liberty Building	$9,775,265	$2,115,303	$641,001	$641,001	$13,172,570
200 Fountain-Exec. House	$9,641,704	$2,086,402	$632,243	$632,243	$12,992,592
Vintage at Madison Crossing	$9,557,630	$2,068,208	$626,730	$626,730	$12,879,298
Parkview Apartments	$9,220,275	$1,995,207	$604,608	$604,608	$12,424,699
Forest Park Apartments	$9,043,518	$1,956,958	$593,018	$593,018	$12,186,511
Sagamore Hills	$8,736,275	$1,890,473	$572,871	$572,871	$11,772,489

[1]	The outstanding principal amount of the A Notes as of the date hereof is $305,000,000.

[2]	The outstanding principal amount of the B Notes as of the date hereof is $66,000,000.

[3]	The outstanding principal amount of the C Notes as of the date hereof is $19,883,369. The total outstanding principal amount of the A Notes, B Notes and C Notes as of the date hereof is $390,883,369.

Groton Towers	$6,867,451	$1,486,071	$450,325	$450,325	$9,254,172
Autumn Ridge	$4,309,329	$932,511	$282,579	$282,579	$5,806,997
Lakeview Apartments	$4,052,196	$876,869	$265,718	$265,718	$5,460,501
278 Main Street-Giannotti	$3,832,599	$829,349	$251,318	$251,318	$5,164,585
Hamden Centre	$3,795,835	$821,394	$248,907	$248,907	$5,115,044
Dogwood Hills	$3,328,635	$720,295	$218,271	$218,271	$4,485,472

EXHIBIT C
FORM OF LOCKBOX AGREEMENT
(See Attached)

SCHEDULE 3A

Cross Collateral Guaranty - each dated as of	Original Related	Revised Related Loans
November 30, 2005	Loans Maximum Amount	Maximum Amount
(1) Secured Cross Collateral Guaranty executed by and between Autumn Ridge Apartments, LLC and Administrative Agent	$385,475,582	$405,193,003
(2) Secured Cross Collateral Guaranty executed by and between Dogwood Hills Apartments, LLC and Administrative Agent	$386,732,799	$406,514,528
(3) Secured Cross Collateral Guaranty executed by and between Forest Park Tarragon, LLC and Administrative Agent	$379,406,506	$398,813,489
(4) Secured Cross Collateral Guaranty executed by and between Ansonia Acquisitions I, LLC and Administrative Agent	$291,128,620	$306,020,109
(5) Secured Cross Collateral Guaranty executed by and between Hamden Centre Apartments, LLC and Administrative Agent	$386,133,864	$405,884,956
(6) Secured Cross Collateral Guaranty executed by and between Ansonia Liberty, LLC and Administrative Agent	$378,468,431	$397,827,430
(7) Secured Cross Collateral Guaranty executed by and between Ocean Beach Apartments, LLC and Administrative Agent	$368,181,138	$387,013,932
(8) Secured Cross Collateral Guaranty executed by and between West Dale National Associates, L.P. and Administrative Agent	$378,639,651	$398,007,408
(9) Secured Cross Collateral Guaranty executed by and between Manchester Tarragon, LLC and Administrative Agent	$356,328,985	$374,555,531
(10) Secured Cross Collateral Guaranty executed by and between Danforth Apartment Owners, L.L.C. and Administrative Agent	$365,725,957	$384,433,168
(11) Secured Cross Collateral Guaranty executed by and between Tarragon Huntsville Apartments, L.L.C. and Administrative Agent	$378,747,431	$398,120,702

Cross Collateral Guaranty - each dated as of	Original Related	Revised Related Loans
November 30, 2005	Loans Maximum Amount	Maximum Amount
(12) Secured Cross Collateral Guaranty executed by and between Heather Limited Partnership and Administrative Agent	$355,825,211	$374,025,989
(13) Secured Cross Collateral Guaranty executed by and between Tarragon Savannah I, L.L.C. and Administrative Agent	$376,901,655	$396,180,512
(14) Secured Cross Collateral Guaranty executed by and between Tarragon Savannah II, L.L.C. and Administrative Agent	$376,901,655	$396,180,512
(15) Secured Cross Collateral Guaranty executed by and between Heron Cove National, Inc. and Administrative Agent	$372,819,067	$391,889,096
(16) Secured Cross Collateral Guaranty executed by and between Vintage Legacy Lakes National, L.P. and Administrative Agent	$366,651,799	$385,406,367
(17) Secured Cross Collateral Guaranty executed by and between Plantation Bay Apartments, L.L.C. and Administrative Agent	$369,299,854	$388,189,873
(18) Secured Cross Collateral Guaranty executed by and between Summit/Tarragon Murfreesboro, L.L.C. and Administrative Agent	$373,631,793	$392,743,393

SCHEDULE 3A(i)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Autumn Ridge Apartments, LLC and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633

Related Borrower	Related Loan Amount
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$405,193,003

SCHEDULE 3A(ii)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Dogwood Hills Apartments, LLC and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$406,514,528

SCHEDULE 3A(iii)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Forest Park Tarragon, LLC and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$398,813,489

SCHEDULE 3A(iv)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Ansonia Acquisitions I, LLC and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$306,020,109

SCHEDULE 3A(v)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Hamden Centre Apartments, LLC and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$405,884,956

SCHEDULE 3A(vi)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Ansonia Liberty, LLC and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$397,827,430

SCHEDULE 3A(vii)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Ocean Beach Apartments, LLC and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$387,013,932

SCHEDULE 3A(viii)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between West Dale National Associates, L.P. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
TOTAL:	$398,007,408

SCHEDULE 3A(ix)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Manchester Tarragon, LLC and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$374,555,531

SCHEDULE 3A(x)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Danforth Apartment Owners, L.L.C. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Heron Cove National, Inc., a Florida corporation	$19,110,906
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
TOTAL:	$41,921,035

SCHEDULE 3A(xi)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Tarragon Huntsville Apartments, L.L.C. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$398,120,702

SCHEDULE 3A(xii)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Heather Limited Partnership and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$374,025,989

SCHEDULE 3A(xiii)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Tarragon Savannah I, L.L.C. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$396,180,512

SCHEDULE 3A(xiv)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Tarragon Savannah II, L.L.C. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$396,180,512

SCHEDULE 3A(xv)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Heron Cove National, Inc. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
TOTAL:	$49,376,961

SCHEDULE 3A(xvi)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Vintage Legacy Lakes National, L.P. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Summit/Tarragon Murfreesboro, L.L.C., a Tennessee limited liability company	$18,256,607
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$385,406,367

SCHEDULE 3A(xvii)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Plantation Bay Apartments, L.L.C. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Heron Cove National, Inc., a Florida corporation	$19,110,906
TOTAL:	$45,677,738

SCHEDULE 3A(xviii)
Schedule 1 to Secured Cross Collateral Guaranty executed
by and between Summit/Tarragon Murfreesboro, L.L.C. and Administrative Agent
SCHEDULE 1
RELATED BORROWERS AND RELATED LOANS

Related Borrower	Related Loan Amount
Ansonia Acquisitions I, LLC, a Connecticut limited liability company	$104,979,891
Ansonia Liberty, LLC, a Connecticut limited liability company	$13,172,570
Autumn Ridge Apartments, LLC, a Connecticut limited liability company	5,806,997
Danforth Apartment Owners, L.L.C., a Florida limited liability company	$26,566,832
Dogwood Hills Apartments, LLC, a Connecticut limited liability company	$4,485,472
Forest Park Tarragon, LLC, a Connecticut limited liability company	$12,186,511
Hamden Centre Apartments, LLC, a Connecticut limited liability company	$5,115,044
Heather Limited Partnership, a Maryland limited partnership	$36,974,011
Heron Cove National, Inc., a Florida corporation	$19,110,906
Manchester Tarragon, LLC, a Connecticut limited liability company	$36,444,469
Ocean Beach Apartments, LLC, a Connecticut limited liability company	$23,986,068
Plantation Bay Apartments, L.L.C., a Florida limited liability company	$22,810,129
Tarragon Huntsville Apartments, L.L.C., an Alabama limited liability company	$12,879,298
Tarragon Savannah I, L.L.C., a Georgia limited liability company	$14,819,488
Tarragon Savannah II, L.L.C., a Georgia limited liability company	$14,819,488

Related Borrower	Related Loan Amount
Vintage Legacy Lakes National, L.P., a Texas limited partnership	$25,593,633
West Dale National Associates, L.P., a Texas limited partnership	$12,992,592
TOTAL:	$392,743,393

SCHEDULE 8
AMENDED MORTGAGES
     1.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by Autumn Ridge Apartments, LLC.
     2.      First Amendment to Second Mortgage, dated as of June 30, 2006, by Autumn Ridge Apartments, LLC.
     3.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by Dogwood Hills Apartments, LLC.
     4.      First Amendment to Second Mortgage, dated as of June 30, 2006, by Dogwood Hills Apartments, LLC.
     5.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by Forest Park Tarragon, LLC.
     6.      First Amendment to Second Mortgage, dated as of June 30, 2006, by Forest Park Tarragon, LLC.
     7.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by Ansonia Acquisitions I, LLC.
     8.      First Amendment to Second Mortgage, dated as of June 30, 2006, by Ansonia Acquisitions I, LLC.
     9.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by Hamden Centre Apartments, LLC.
     10.      First Amendment to Second Mortgage, dated as of June 30, 2006, by Hamden Centre Apartments, LLC.
     11.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by Ansonia Liberty, LLC.
     12.      First Amendment to Second Mortgage, dated as of June 30, 2006, by Ansonia Liberty, LLC.
     13.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by Ocean Beach Apartments, LLC.
     14.      First Amendment to Second Mortgage, dated as of June 30, 2006, by Ocean Beach Apartments, LLC.
     15.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by West Dale National Associates, L.P.

     16.      First Amendment to Second Mortgage, dated as of June 30, 2006, by West Dale National Associates, L.P.
     17.      First Amendment to First Mortgage and Assignment of Rents and Leases, dated as of June 30, 2006, by Manchester Tarragon, LLC.
     18.      First Amendment to Second Mortgage, dated as of June 30, 2006, by Manchester Tarragon, LLC.
     19.      First Amendment to (i) First Amended, Restated and Consolidated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing and (ii) Assignment of Rents and Leases, dated as of June 30, 2006, by Heather Limited Partnership.
     20.      First Amendment to Indemnity Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of June 30, 2006, by Heather Limited Partnership.
     21.      First Amendment to (i) First Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing and (ii) Assignment of Rents and Leases, dated as of June 30, 2006, by Danforth Apartment Owners, L.L.C.
     22.      First Amendment to Second Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of June 30, 2006, by Danforth Apartment Owners, L.L.C.
     23.      First Amendment to (i) First Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing and (ii) Assignment of Rents and Leases, dated as of June 30, 2006, by Heron Cove National, Inc.
     24.      First Amendment to Second Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of June 30, 2006, by Heron Cove National, Inc.
     25.      First Amendment to (i) First Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing and (ii) Assignment of Rents and Leases, dated as of June 30, 2006, by Plantation Bay Apartments, L.L.C.
     26.      First Amendment to Second Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of June 30, 2006, by Plantation Bay Apartments, L.L.C.
     27.      First Amendment to (i) First Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing and (ii) Assignment of Rents and Leases, dated as of June 30, 2006, by Tarragon Huntsville Apartments, L.L.C.
     28.      First Amendment to Second Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of June 30, 2006, by Tarragon Huntsville Apartments, L.L.C.

     29.      First Amendment to (i) First Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing and (ii) Assignment of Rents and Leases, dated as of June 30, 2006, by Tarragon Savannah I, L.L.C.
     30.      First Amendment to Second Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of June 30, 2006, by Tarragon Savannah I, L.L.C.
     31.      First Amendment to (i) First Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing and (ii) Assignment of Rents and Leases, dated as of June 30, 2006, by Tarragon Savannah II, L.L.C.
     32.      First Amendment to Second Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of June 30, 2006, by Tarragon Savannah II, L.L.C.
     33.      Second Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of June 30, 2006, by Vintage Legacy Lakes National, L.P.
     34.      Second Assignment of Rents and Leases, dated as of June 30, 2006, by Vintage Legacy Lakes National, L.P.
     35.      First Amendment to First Deed of Trust and Assignment of Rents and Leases, dated as of June 30, 2006, by Summit/Tarragon Murfreesboro, L.L.C.
     36.      First Amendment to Second Deed of Trust, dated as of June 30, 2006, by Summit/Tarragon Murfreesboro, L.L.C.